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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

Board of Directors
Angeion Corporation:

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated April 12, 2002, which report appears in Angeion Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission.

KPMG LLP

/s/ KPMG LLP

Minneapolis, Minnesota
December 20, 2002

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INDEPENDENT AUDITORS' CONSENT